                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

  As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement on Form S-4.

                                          Arthur Andersen LLP

New York, New York
August 20, 1997